                                                                   EXHIBIT 10.56


                                 AMENDMENT TO
                           INVESTOR RIGHTS AGREEMENT
                           -------------------------

     THIS AMENDMENT TO INVESTOR RIGHTS AGREEMENT is entered into as of the 25th day of August 2000 (this "Amendment"), by and among OVERHILL FARMS, INC., a
                          ---------
Nevada corporation (the "Company"), POLYPHASE CORPORATION, a Nevada corporation
                         -------
("Parent"), and LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited
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partnership ("LLCP").
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                            R  E  C  I  T  A  L  S
                            -  -- -  -  -  -  -  -

     A.  OVERHILL L.C. VENTURES, INC., a California corporation ("Overhill
                                                                  --------
Ventures"), and the parties hereto entered into a Securities Purchase Agreement
--------
dated as of November 24, 1999 (the "Securities Purchase Agreement"), pursuant to
                                    -----------------------------
which, among other things, the Company issued to LLCP, and LLCP purchased from the Company, the Securities, all on the terms and subject to the conditions set forth therein. Unless otherwise indicated, all capitalized terms used and not otherwise defined herein have the meanings specified in the Securities Purchase Agreement.

     B. In connection with the closing of the transactions contemplated by the Securities Purchase Agreement, the parties hereto entered into an Investor Rights Agreement dated as of November 24, 1999 (the "Investor Rights
                                                     ---------------
Agreement"), pursuant to which, among other things, the Company and Parent granted to the Purchaser certain investment monitoring, voting and other rights as more fully set forth therein.

     C. Overhill Ventures and the parties hereto are entering into a Consent and First Amendment to Securities Purchase Agreement dated as of August 23, 2000 (the "Consent and Amendment"), pursuant to which, among other things, LLCP is
      ---------------------
consenting to the Transactions (as such term is defined in the Consent and Amendment) and the parties thereto are amending certain provisions of the Securities Purchase Agreement, all on the terms and subject to the conditions set forth therein.

     D. It is a condition to the effectiveness of LLCP's consent and the amendments to the Securities Purchase Agreement under the Consent and Amendment that the Company and Parent execute and deliver this Amendment.

                           A  G  R  E  E  M  E  N  T
                           -  -  -  -  -  -  -  -  -

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Amendment of Section 1.5 (Consulting Fees).  Section 1.5 (Consulting
         -------------------------------------------
Fees) of the Investor Rights Agreement is hereby amended by adding the following new clause (d) at the end of such Section:

              "(d) In addition, the Company agrees to pay to LLCP Inc. a non-refundable monthly consulting fee in the amount of $6,000 for each calendar month (or portion thereof) during the period commencing on August 1, 2000, and ending on the date upon which all Obligations under the Note have been paid in cash in full. Each monthly consulting fee shall be due and payable in advance on the first Business Day of each such calendar month; provided, however, that the monthly consulting fee
                              --------  -------
         due hereunder for the month of August 2000 shall be equal to $1,355 (which represents a pro rated monthly consulting fee based upon the
                             ---------
         number of days remaining in such month from and including August 25,
         2000) and shall be due and payable on the first Business Day of the month of September 2000."

     2.  Full Force and Effect.  This Amendment amends the Investor Rights
         ---------------------
Agreement on and as of the date hereof, and the Investor Rights Agreement shall remain in full force and effect as amended hereby. The Investor Rights Agreement, as amended by this Amendment, and all other Investment Documents are hereby ratified and affirmed by the parties hereto in all respects.

     3.  Governing Law.  In all respects, including all matters of construction,
         -------------
validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to principles regarding choice of law or conflicts of laws.

     4.  Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts and by facsimile, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to
Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

                        COMPANY
                        -------

                        OVERHILL FARMS, INC., a Nevada corporation


                        By:
                           ---------------------------------------------
                                James Rudis
                                President and Chief Executive Officer


                        PARENT
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                        POLYPHASE CORPORATION, a Nevada corporation


                        By:
                           ---------------------------------------------
                                James Rudis
                                President and Chief Executive Officer


                        LLCP
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                        LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P.,
                        a California limited partnership

                        By: LLCP California Equity Partners II, L.P., a California limited partnership, its General Partner

                             By: Levine Leichtman Capital Partners, Inc., a California corporation, its General Partner

                                  By:
                                     -------------------------------------
                                          Arthur E. Levine
                                          President